UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700	85008
Phoenix, Arizona	(Zip Code)
(Address of principal executive offices)

(602) 685-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Deﬁnitive Agreement.

Amended and Restated Capacity Purchase Agreement

On November 19, 2020, Mesa Air Group, Inc.’s (the “Company”) wholly owned subsidiary, Mesa Airlines, Inc. (“Mesa”), entered into the Amended and Restated Capacity Purchase Agreement (the “American CPA”) with American Airlines, Inc. (“American”), which is effective as of January 1, 2021 and amends and restates that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001(as theretofore amended, supplemented and modified, the “Existing CPA”), between Mesa and American.  Certain of the amendments made to the Existing CPA through the American CPA include the following:

•	A five-year term, commencing January 1, 2021 – December 31, 2025, covering 40 aircraft;
•	Establishes new compensation payable to Mesa during the new term;
•

Grants American the option in its sole discretion to withdraw up to: (a) 10 aircraft during calendar year 2021, provided that for the 6-month period ending June 30, 2021, American may only exercise this right if the number of mainline narrow body aircraft in American’s fleet has been reduced by a specified number of aircraft during such period, (b) 5 aircraft during each of calendar years 2022 and 2023, and (c) during the period from January 1, 2024 to July 31, 2024, American can remove the first 20 aircraft to the extent not otherwise removed in 2021 – 2023, and thereafter they have the right to remove the last 20 aircraft;

•

Also grants American the right to withdraw a limited number of aircraft in connection with the failure to meet certain performance objectives for the fleet over consecutive monthly periods, or failure to satisfactorily complete established cabin interior program requirements by certain deadlines; and

•

Provides American with additional termination rights, subject to certain cure periods, including the occurrence of a force majeure event (as defined in the American CPA) that lasts for a specified number of consecutive days (including but not limited to a future epidemic or pandemic), the occurrence of a labor dispute that affects Mesa’s ability to operate over a specified number of days, and operating in violation of any existing American collective bargaining agreement.

The foregoing description of the American CPA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the American CPA, which we expect to file as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2020, subject to applicable requests for confidential treatment with respect to certain portions of the American CPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2020	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel